SoFi Enhanced Yield ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 92.0%		Par	Value
United States Treasury Note/Bond
0.38%, 08/15/2024		$5,227,500	$5,175,634
4.50%, 11/30/2024		5,161,000	5,139,401
3.88%, 03/31/2025		5,382,500	5,324,315
3.00%, 07/15/2025		5,747,000	5,614,998
TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,276,320)			21,254,348

PURCHASED OPTIONS - 4.5%(a)(b)	Notional Amount	Contracts
Put Options - 4.5%			$–
S&P 500 Index, Expiration: 06/28/2024; Exercise Price: $4,650.00	2,163,779,100	4,100	1,025,000
TOTAL PURCHASED OPTIONS (Cost $1,516,663)			1,025,000

SHORT-TERM INVESTMENTS - 0.2%		Shares
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.24%(c)		53,662	53,662
TOTAL SHORT-TERM INVESTMENTS (Cost $53,662)			53,662

TOTAL INVESTMENTS - 96.7% (Cost $22,846,645)			$22,333,010
Other Assets in Excess of Liabilities - 3.3%			761,863
TOTAL NET ASSETS - 100.0%			$23,094,873

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.

SoFi Enhanced Yield ETF
Schedule of Written Options
as of May 31, 2024 (Unaudited)

WRITTEN OPTIONS - (5.0)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (5.0)%
S&P 500 Index, Expiration: 06/28/2024; Exercise Price: $4,700.00	$(2,163,779,100)	(4,100)	$(1,158,250)
TOTAL WRITTEN OPTIONS (Premiums received $1,696,728)			(1,158,250)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at May 31, 2024 (Unaudited)

The SoFi Enhanced Yield ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

 SoFi Enhanced Yield ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	$–	$21,254,348	$–	$21,254,348
Purchased Options	–	1,025,000	–	1,025,000
Money Market Funds	53,662	–	–	53,662
Total Investments	$53,662	$22,279,348	$–	$22,333,010

Liabilities:
Investments:
Written Options	$–	$(1,158,250)	$–	$(1,158,250)
Total Investments	$–	$(1,158,250)	$–	$(1,158,250)